UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2023

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1815 Rollins Road Burlingame, California 94010
(Address of principal executive offices, including zip code)

(864) 438-0000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTRAQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s Class A common stock, which previously traded on the Nasdaq Global Select Market under the symbol PTRA, began trading exclusively on the over-the-counter market on August 17, 2023 under the symbol “PTRAQ.”

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on August 7, 2023 (the “Petition Date”), Proterra Inc, a Delaware corporation (the “Company”), and its subsidiary Proterra Operating Company, Inc. (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

September 2023 Monthly Operating Report

On September 21, 2023, each of the Debtors filed with the Bankruptcy Court their monthly operating reports for the period beginning August 7, 2023 and ending August 31, 2023 (the “Monthly Operating Reports”). This Current Report on Form 8-K (the “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Reports and other documents filed with the Bankruptcy Court are available for review and free of charge online at https://www.kccllc.net/proterra/document/list/5955. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

Future Monthly Operating Reports

The Debtors are required, and will continue, to file monthly operating reports with the Bankruptcy Court at or around the end of each month during which the Chapter 11 Cases remain pending. Future monthly operating reports will be similarly available for review and free of charge online at https://www.kccllc.net/proterra/document/list/5955. Such reports may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. In addition, investors are directed to visit https://www.kccllc.net/proterra for other materials that are provided with respect to the Debtors from time to time in connection with the Chapter 11 cases.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles, are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and projections set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K and the Monthly Operating Reports contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s cash collateral is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations and the trading price and volatility of the Company’s common stock. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2022 filed with the Securities and Exchange Commission on March 17, 2023, as amended on May 1, 2023, or the Company’s other filings with the SEC. The forward-looking statements included in this Form 8-K speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTERRA INC

Date: September 21, 2023	By:	/s/ David S. Black
David S. Black
Chief Financial Officer